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Exhibit 99.1

For Immediate Release

Contacts:	Edward C. Milligan Chairman & CEO Main Street Banks, Inc.	Samuel B. Hay III President & COO Main Street Banks, Inc.

MAIN STREET BANKS CONTINUES RECORD EARNINGS PERFORMANCE
Fourth Quarter Record Earnings Extend Six Year Trend

ATLANTA, January 16, 2003—Main Street Banks, Inc. (Nasdaq: MSBK), Atlanta's largest and highest performing community banking company, today reported record earnings for the fourth quarter of 2002, continuing a six year trend of strong earnings per share growth and matching analyst consensus estimates for the quarter.

For the three months ended December 31, 2002, Main Street reported operating net income of $5.4 million, an increase of 14.6 percent over the $4.7 million reported in the fourth quarter of 2001. Diluted operating earnings per common share for the fourth quarter of 2002 were $0.33 versus $0.29 per diluted common share in the fourth quarter of 2001.

For the twelve months ended December 31, 2002, the company also reported record operating net income of $20.4 million, a 15.1 percent increase over the $17.7 million reported for the same period of 2001. Diluted operating earnings per common share for the twelve months ended December 31, 2002, were $1.26 versus $1.10 per diluted common share excluding merger-related and one-time expenses in 2001.

For the three months ended December 31, 2002, Main Street reported net income of $5.5 million, an increase of 62.4 percent over the $3.4 million reported in the fourth quarter of 2001. Diluted earnings per common share for the fourth quarter of 2002 were $0.34 versus $0.21 per diluted common share in the fourth quarter of 2001.

Net income for the twelve month period of $20.5 million was 42.7 percent ahead of the reported $14.3 million for the same period of 2001, which included $4.6 million in pre-tax merger-related and one-time items. Diluted earnings per common share for the twelve months ended December 31, 2002, were $1.26 versus $0.89 per diluted common share in 2001.

Return on average assets was 1.65 percent for the fourth quarter of 2002 and return on average common shareholder's equity was 18.4 percent. For the twelve months ended December 31, 2002, return on average assets was 1.70 percent and return on average common shareholder's equity was 18.3 percent.

"We are pleased to announce another strong operating quarter for Main Street Banks," said chairman and chief executive officer, Edward C. Milligan. "This continues six consecutive years of record operating performance for our company, fueling strong dividend growth and total shareholder returns for our stockholders." Main Street Banks was recently recognized by The Atlanta Journal-Constitution as the second ranking publicly traded company in Georgia for five year dividend growth at 25.6% annually. Through June 30, 2002, Main Street ranked fourth among all publicly traded banks in the nation for five year total shareholder return at 25.4% annually.

Loan Growth and Credit Quality Remain Solid Despite Economy

Main Street Banks' average loans totaled $894.5 million for the fourth quarter of 2002, reflecting an increase of $80.0 million or 9.8 percent compared to the same period last year. The First National Bank of Johns Creek acquisition that was completed on December 11, 2002, represented $21.4 million of this increase.

Net charge-offs increased to 0.58 percent of average loans for the fourth quarter of 2002 versus 0.35 percent in the fourth quarter of 2001. The quarterly increase in charge-offs was centered in one relationship and does not reflect a systemic decline in asset quality for the loan portfolio. Non-performing asset levels decreased in the fourth quarter to 0.30 percent of assets from 0.45 percent of assets at September 30, 2002. Main Street continues to see minimal impact on asset quality from the national economic slow-down. The allowance for loan losses at December 31, 2002, was $14.6 million and represented 1.48 percent of loans outstanding at the end of the period.

Transaction Deposits Increase 12.5% Over Previous Year

Average total deposits grew $126.4 million or 13.6 percent in the fourth quarter to $1.059 billion. The First National Bank of Johns Creek acquisition represented $21.2 million of this increase. The bank's deposit mix continued a five year improvement trend as average transaction deposits grew 12.5 percent over the same period in 2001, while higher cost certificates of deposits continued to be reduced through the company's disciplined pricing structure. Transaction deposits averaged $540.1 million for the fourth quarter of 2002, compared to $480.1 million for the fourth quarter of 2001, an increase of $60.0 million. The First National Bank of Johns Creek acquisition represented $7.7 million of this increase.

"We continue to be pleased with the transaction deposit growth we have experienced over the past year, despite the slower economy," said Milligan. "We have implemented initiatives for 2003 to support our efforts to achieve continued core deposit growth and improved market share."

Net Interest Margin Remains Strong at 4.86%

Margin pressure from declining rates continued during the fourth quarter, but the company's net interest margin has remained relatively stable at a strong 4.86 percent for the fourth quarter of 2002, down slightly from 5.11 percent in the comparable period last year. Main Street's fully taxable equivalent net interest income totaled $14.6 million for the fourth quarter of 2002, an increase of $1.2 million, or 9.0 percent, compared to the fourth quarter of 2001.

Non-interest Income Growth Remains Strong

The company reported total non-interest income of $5.2 million for the fourth quarter of 2002, an increase of 30.7 percent as compared to the $3.9 million reported in the fourth quarter of 2001. Continued strong growth in insurance agency commissions, mortgage banking income and service charges on deposits contributed to this increase, reflecting the company's enhanced emphasis on providing a full range of financial services to the communities it serves.

Insurance agency revenue totaled $1.1 million for the quarter, an increase of 64.1 percent compared to the fourth quarter last year. The growth in mortgage activity fueled a 16.1 percent increase in mortgage banking income in the fourth quarter of 2002, compared to the same period in 2001.

Efficiency Ratio Improves for Quarter

Non-interest expense for the fourth quarter of 2002 was $9.9 million, compared to recurring non-interest expense of $9.3 million in the fourth quarter of 2001, excluding $1.9 million of merger and one-time related charges. Main Street Bank's efficiency ratio for the fourth quarter of 2002 was 50.2 percent, compared to the 53.8 percent efficiency ratio reported for the fourth quarter of 2001.

2

Recent Developments

"We continued to position our company for future growth in the fourth quarter," said Milligan. "Our merger with First National Bank of Johns Creek was consummated in December, providing entry into the dynamic Forsyth County market. We also announced the execution of a definitive agreement to acquire $320 million asset First Colony Bank, with three banking offices in the fast growing Georgia 400 corridor."

About Main Street

Main Street Banks, Inc., a $1.4 billion asset, community banking organization based in metropolitan Atlanta, provides a broad range of banking, brokerage, insurance, and mortgage products and services through its 23 branch offices located in nine of Georgia's fastest growing counties. Main Street is the largest and highest performing community banking company in the greater Atlanta area.

Safe Harbor

Statements made in this press release, other than those containing historical information, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Main Street cautions readers that results and events subject to forward-looking statements could differ materially due to the following factors: possible changes in economic and business conditions; the ability of Main Street to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of loans; the effects of changing interest rates and other risks and factors identified in the company's filings with the Securities and Exchange Commission.

For additional information about Main Street Banks, Inc.'s financial performance, products and services, please visit our web site at www.mainstreetbank.com.

To hear a live webcast of Main Street Banks, Inc.'s fourth quarter earnings conference call at 10 a.m. today, please visit our web site at www.mainstreetbank.com. Replays of the conference call will be available through our web site until 12:00 p.m. (EST) February 1.

This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to Main Street Banks, Inc.'s filings with the Securities and Exchange Commission for a summary of important factors that could affect Main Street Banks, Inc.'s forward-looking statements. Main Street Banks, Inc. undertakes no obligation to revise these statements following the date of this press release.

Financial Tables Follow

3

MAIN STREET BANKS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)

All references to operating income or ratios exclude merger expense and one-time charges, net of tax.

						Twelve Months Ended December 31
	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001
						2002	2001
INCOME DATA
Net interest income	$14,271,561	$13,928,222	$13,452,115	$12,245,187	$13,120,755	$53,897,085	$49,529,993
Net interest income (tax equivalent)	14,559,553	14,213,283	13,723,426	12,473,744	13,351,499	54,970,005	50,399,602
Provision for loan losses	1,727,000	217,000	1,434,000	625,000	920,000	4,003,000	2,306,000
Non-interest income (exclusive of onetime items)	5,156,015	5,318,119	4,629,676	4,244,589	3,944,729	19,348,399	14,111,557
Securities transactions	130,310	—	—	—	—	130,310	22,191
Non-interest expense (exclusive of onetime items)	9,898,872	11,538,867	9,372,836	9,062,913	9,300,048	39,873,488	34,894,103
Merger expense and other onetime items	—	—	—	—	1,887,516	—	4,594,141
Net income	$5,479,009	$5,215,690	$5,006,394	$4,769,605	$3,374,342	$20,470,698	$14,347,176
Operating net income (exclusive of onetime items)	$5,393,005	$5,215,690	$5,006,394	$4,769,605	$4,704,421	$20,384,694	$17,716,607
AVERAGE BALANCE SHEET DATA
Loans, net of unearned income	$894,509,507	$860,610,154	$851,431,938	$822,234,692	$814,522,198	$857,196,573	$775,236,071
Investment securities	207,289,212	218,421,217	193,966,650	120,309,105	130,200,702	184,996,546	144,544,966
Earning assets	1,188,156,156	1,098,502,095	1,080,309,284	1,021,485,765	1,035,738,412	1,097,113,325	990,357,519
Total assets	1,296,527,542	1,199,918,921	1,174,603,885	1,113,566,458	1,107,889,084	1,196,154,202	1,063,215,509
Deposits	1,059,201,277	945,679,119	935,395,751	924,019,393	932,802,262	966,073,885	896,803,920
Shareholders' equity	116,416,903	113,490,360	108,668,011	106,249,984	105,382,043	111,206,315	99,951,377
PER SHARE DATA
Basic	$0.35	$0.33	$0.32	$0.30	$0.22	$1.30	$0.92
Diluted	$0.34	$0.32	$0.31	$0.29	$0.21	$1.26	$0.89
Operating basic	$0.34	$0.33	$0.32	$0.30	$0.30	$1.30	$1.13
Operating diluted	$0.33	$0.32	$0.31	$0.29	$0.29	$1.26	$1.10
Book value per share, end of period	$7.87	$7.30	$6.98	$6.79	$6.68	$7.87	$6.68
Closing stock price	$19.20	$18.53	$20.68	$18.75	$16.40	$19.20	$16.40
Cash dividends per share	$0.105	$0.105	$0.105	$0.105	$0.090	$0.420	$0.360
RATIOS
Operating return on average assets	1.65%	1.72%	1.71%	1.74%	1.68%	1.70%	1.67%
Operating return on average shareholders' equity	18.4%	18.2%	18.5%	18.2%	17.7%	18.3%	17.7%
Net interest margin (tax equivalent)	4.86%	5.13%	5.10%	4.95%	5.11%	5.01%	5.09%
Average loans as a percentage of average deposits	84.45%	91.00%	91.02%	88.98%	87.32%	88.73%	86.44%
Non-interest expense as a percentage of total revenue (tax equivalent excluding onetime items)	50.2%	59.1%	51.1%	54.2%	53.8%	53.7%	54.1%
Non-interest income (excluding onetime items) as a percentage of total revenue	26.15%	27.23%	25.23%	25.39%	22.81%	26.03%	21.87%
Reserve for loan losses as a percentage of loans, at end of period	1.48%	1.48%	1.48%	1.48%	1.48%	1.48%	1.48%
Non-performing assets as a percentage of loans plus foreclosed assets and surplus property, at EOP	0.42%	0.65%	0.58%	0.61%	0.34%	0.42%	0.34%
Shareholders' equity as a percentage of total assets, at end of period	9.40%	9.33%	9.24%	9.29%	9.43%	9.40%	9.43%

MAIN STREET BANKS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS (continued)
(Unaudited)

						Twelve Months Ended December 31
	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001
						2002	2001
OTHER PERFORMANCE MEASURES
Operating net income *	$5,393,005	$5,215,690	$5,006,394	$4,769,605	$4,704,421	$20,384,694	$17,716,607
Purchased intangible amortization, net of tax	52,829	37,274	22,176	22,176	48,493	134,454	193,971

Earnings before tax-effected purchased intangibles amortization	$5,445,834	$5,252,964	$5,028,570	$4,791,781	$4,752,914	$20,519,148	$17,910,578

Operating earnings per share before tax-effected purchased intangibles amortization
Basic	$0.35	$0.34	$0.32	$0.31	$0.30	$1.31	$1.15
Diluted	$0.34	$0.33	$0.31	$0.30	$0.29	$1.27	$1.11
Operating return on average assets before purchased intangibles balances and tax-effected amortization	1.67%	1.74%	1.72%	1.75%	1.70%	1.72%	1.69%
Operating return on average shareholders' equity before tax-effected purchased intangibles amortization	19.4%	18.5%	18.7%	18.4%	18.0%	18.7%	18.1%
Non-interest expense before purchased intangibles amortization as a percentage of total revenue (tax equivalent and excluding onetime items)	49.9%	58.8%	50.9%	54.0%	53.4%	53.4%	53.7%

*
Excluding merger expenses and other onetime items.

MAIN STREET BANKS, INC. AND SUBSIDIARIES
SUMMARY OF FINANCIAL RESULTS
(Unaudited)

						Twelve Months Ended December 31
	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001
						2002	2001
INCOME DATA
Net income	$5,479,009	$5,215,690	$5,006,394	$4,769,605	$3,374,342	$20,470,698	$14,347,176
Operating net income excluding onetime items	$5,393,005	$5,215,690	$5,006,394	$4,769,605	$4,704,421	$20,384,694	$17,716,607
Net interest income	14,271,561	13,928,222	13,452,115	12,245,187	13,120,755	53,897,085	49,529,993
Net interest income (tax-equivalent)	14,559,553	14,213,283	13,723,426	12,473,743	13,351,500	54,970,005	50,399,602
Provision for loan losses	1,727,000	217,000	1,434,000	625,000	920,000	4,003,000	2,306,000
PER SHARE DATA
Earnings per share, basic	$0.35	$0.33	$0.32	$0.30	$0.22	$1.30	$0.92
Earnings per share, diluted	$0.34	$0.32	$0.31	$0.29	$0.21	$1.26	$0.89
Operating earnings per share, basic	$0.34	$0.33	$0.32	$0.30	$0.30	$1.30	$1.13
Operating earnings per share, diluted	$0.33	$0.32	$0.31	$0.29	$0.29	$1.26	$1.10
Cash dividends per share	$0.105	$0.105	$0.105	$0.105	$0.090	$0.420	$0.360
Dividend payout ratio	31.49%	32.46%	34.06%	35.67%	30.88%	33.35%	32.73%
Book value per share, end of period	$7.87	$7.30	$6.98	$6.78	$6.68	$7.30	$6.68
High stock price	$20.480	$21.750	$21.740	$19.080	$18.000	$21.750	$19.650
Low stock price	$17.670	$18.260	$18.300	$14.600	$15.911	$14.600	$12.250
Closing stock price	$19.200	$18.530	$20.680	$18.750	$16.400	$19.200	$16.400
Trading volume	851,500	673,000	1,209,400	537,000	485,200	3,270,900	3,179,800
AVERAGE BALANCE SHEET DATA
Loans	$894,509,507	$860,610,154	$851,431,938	$822,234,692	$814,522,198	$857,196,573	$775,236,071
Investment securities	207,289,212	218,421,217	193,966,650	120,309,105	130,200,702	184,996,546	144,544,966
Earning assets	1,188,156,156	1,098,502,095	1,080,309,284	1,021,485,765	1,035,738,412	1,097,113,325	990,357,519
Total assets	1,296,527,542	1,199,918,921	1,174,603,885	1,113,566,458	1,107,889,084	1,196,154,202	1,063,215,509
Deposits	1,059,201,277	945,679,119	935,395,751	924,019,393	932,802,262	966,073,885	896,803,920
Shareholders' equity	116,416,903	113,490,360	108,668,011	106,249,984	105,382,043	111,206,315	99,951,377

MAIN STREET BANKS, INC. AND SUBSIDIARIES
PERFORMANCE RATIOS
(Unaudited)

						Twelve Months Ended December 31
	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001
						2002	2001
Operating return on average assets	1.65%	1.72%	1.71%	1.74%	1.68%	1.70%	1.67%
Operating return on average stockholders' equity	18.4%	18.2%	18.5%	18.2%	17.7%	18.3%	17.7%
Net interest margin	4.86%	5.13%	5.10%	4.95%	5.11%	5.01%	5.09%
Yield on earning assets less cost of interest bearing liabilities	4.42%	4.67%	4.59%	4.42%	4.43%	4.53%	4.25%
Average loans as a percentage of average deposits	84.45%	91.00%	91.02%	88.98%	87.32%	88.73%	86.44%
Non-interest expense as a percentage of total revenue (tax-equivalent and excluding securities transactions and onetime items)	50.2%	59.1%	51.1%	54.2%	53.8%	53.7%	54.1%
Non-interest income (excluding onetime items) as a percentage of total revenue	26.15%	27.23%	25.23%	25.39%	22.81%	26.03%	21.87%
Reserve for loan losses as a percentage of loans, at end of period	1.48%	1.48%	1.48%	1.48%	1.48%	1.48%	1.48%
Non-performing assets as a percentage of loans plus foreclosed assets and surplus property	0.42%	0.65%	0.58%	0.61%	0.34%	0.42%	0.34%
Shareholders' equity as a percentage of total assets, at end of period	9.40%	9.33%	9.24%	9.29%	9.43%	9.40%	9.43%

MAIN STREET BANKS, INC. AND SUBSIDIARIES
DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
(Unaudited)

						Twelve Months Ended December 31
	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001
						2002	2001
ASSETS
EARNING ASSETS
Interest bearing due from banks	$1,775,024	$1,322,951	$294,143	$3,636,343	$4,718,261	$1,757,115	$3,481,829
Loans, net of unearned income	894,509,507	860,610,154	851,431,938	822,234,692	814,522,198	857,196,573	775,236,071
Investment securities	207,289,212	218,421,217	193,966,650	120,309,105	130,200,702	184,996,546	144,544,966
Federal funds sold	37,314,083	12,372,486	17,558,155	24,261,911	18,144,809	22,876,659	38,300,128
Securities purchased under agreement to resell	39,696,218	1,229,071	13,032,611	46,757,897	61,779,843	25,178,949	23,805,660
Other earning assets	7,572,112	4,546,216	4,025,787	4,285,817	6,372,599	5,107,483	4,988,865

Total earning assets	1,188,156,156	1,098,502,095	1,080,309,284	1,021,485,765	1,035,738,412	1,097,113,325	990,357,519

NON-EARNING ASSETS
Cash and due from banks	32,420,549	31,386,834	30,246,240	33,999,021	34,441,250	32,013,161	40,590,234
Other real estate owned	1,163,670	2,033,655	1,819,238	1,679,465	1,297,517	1,674,007	1,277,925
Unrealized gain on investment securities	6,382,823	5,627,995	2,628,000	2,911,377	4,043,981	4,387,549	2,382,687
Reserve for loan losses	13,108,092	12,774,979	12,484,283	12,103,082	11,987,932	12,617,609	11,495,916
Other assets	81,512,436	75,143,321	72,085,406	65,593,912	44,355,856	73,583,769	40,103,060

Total assets	$1,296,527,542	$1,199,918,921	$1,174,603,885	$1,113,566,458	$1,107,889,084	$1,196,154,202	$1,063,215,509

LIABILITIES
INTEREST-EARNING LIABILITIES
Interest-bearing deposits
Certificates of deposit	$467,150,811	$438,347,409	$435,698,699	$418,031,370	$402,103,092	$439,807,072	$425,902,700
Individual retirement accounts	51,965,627	49,939,502	51,337,000	50,944,162	50,568,555	51,046,573	52,018,885
Savings	46,089,164	43,267,199	46,293,835	51,182,700	46,021,848	46,708,225	43,649,906
Interest-bearing demand	161,322,961	129,383,679	131,174,892	139,501,268	156,356,473	140,345,700	118,959,160
Money market accounts	144,495,444	110,486,189	99,051,223	105,028,335	108,831,163	114,765,298	103,685,181

Total interest-bearing deposits	871,024,007	771,423,978	763,555,649	764,687,835	763,881,131	792,672,867	744,215,832

Federal Home Loan Bank advances	50,000,000	74,192,065	75,615,755	75,121,250	55,827,774	68,732,268	52,389,849
Federal funds purchased	2,393,044	165,525	1,162,396	1,699,200	386,027	1,355,041	265,067
Securities sold under agreement to repurchase & Subordinated Debentures	59,006,452	58,287,725	46,207,253	736,959	4,755,256	41,059,597	5,035,499

Total interest-bearing liabilities	982,423,503	904,069,293	886,541,053	842,245,244	824,850,188	903,819,773	801,906,247

NON-INTEREST-BEARING LIABILITIES
Non-interest bearing deposits	188,177,270	174,255,141	171,840,102	159,331,558	168,921,131	173,401,018	152,588,088
Other liabilities	9,509,866	8,104,127	7,554,719	5,739,672	8,735,722	7,727,096	8,769,797

Total liabilities	1,180,110,639	1,086,428,561	1,065,935,874	1,007,316,474	1,002,507,041	1,084,947,887	963,264,132

SHAREHOLDERS' EQUITY	116,416,903	113,490,360	108,668,011	106,249,984	105,382,043	111,206,315	99,951,377

Total liabilities and shareholders' equity	$1,296,527,542	$1,199,918,921	$1,174,603,885	$1,113,566,458	$1,107,889,084	$1,196,154,202	$1,063,215,509

EARNING ASSETS LESS
INTEREST BEARING LIABILITIES	$205,732,653	$194,432,802	$193,768,231	$179,240,521	$210,888,224	$193,293,552	$188,451,272

MAIN STREET BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	December 31 2002	September 30 2002	June 30 2002	March 31 2002	December 31 2001
ASSETS
Cash and due from financial institutions	$45,493,938	$64,871,180	$32,483,078	$35,521,468	$50,511,511
Investment securities
Securities available for sale	209,731,643	216,610,155	227,610,228	129,641,769	122,447,873
Securities held to maturity	687,562	687,417	687,241	687,111	686,966

Total investment securities	210,419,205	217,297,572	228,297,469	130,328,880	123,134,839
Federal funds sold and other short-term investments	54,656,351	28,345,897	15,684,897	90,701,897	60,431,897
Mortgage loans held for sale	8,175,522	12,751,028	4,144,673	6,227,092	9,193,983
Loans	982,486,447	860,297,666	861,235,694	836,711,988	811,446,346
Reserve for loan losses	14,588,582	12,706,025	12,746,608	12,346,331	12,017,448

Net loans	967,897,865	847,591,641	848,489,086	824,365,657	799,428,898

Bank premises and equipment	31,674,673	27,873,737	26,871,117	26,882,988	25,672,075
Other real estate owned	815,880	2,271,881	1,627,665	1,692,275	1,266,650
Accrued interest receivable	6,437,290	5,961,892	6,250,454	5,887,664	5,643,803
Intangible assets	16,066,977	1,757,109	1,477,448	672,267	706,067
Other assets	57,716,879	41,580,686	41,114,354	38,001,084	33,874,159

Total assets	$1,399,354,580	$1,250,302,623	$1,206,440,241	$1,160,281,272	$1,109,863,882

LIABILITIES
Non-interest bearing demand deposits	$200,735,849	$183,416,645	$173,268,897	$172,086,094	$160,675,955
Interest-bearing demand and money market	330,230,983	297,426,699	228,129,134	239,447,745	250,925,349
Savings	47,381,493	43,858,654	41,722,579	51,722,697	50,311,997
Time deposits of $100,000 or more	193,163,738	171,063,638	174,468,646	176,294,051	152,749,296
Other time deposits	374,614,266	322,986,604	319,967,471	329,149,552	293,518,204

Total deposits	1,146,126,329	1,018,752,240	937,556,727	968,700,139	908,180,801

Federal Home Loan Bank advances	50,000,000	50,000,000	90,121,250	75,121,250	75,121,250
Federal funds purchased, securities sold under agreement to resell & subordinated debentures	47,166,367	56,349,937	59,727,928	905,257	15,504,355
Accrued interest payable	3,723,167	3,234,028	3,180,230	4,178,264	4,570,179
Other liabilities	20,776,704	5,309,564	4,396,808	3,591,982	1,802,064

Total liabilities	1,267,792,567	1,133,645,769	1,094,982,943	1,052,496,892	1,005,178,649

STOCKHOLDERS' EQUITY
Common stock, no par value
Authorized—50,000,000 shares Outstanding—16,706,580	44,007,911	30,672,959	30,823,590	29,535,590	29,139,952
Retained earnings	88,851,359	85,018,306	81,454,710	78,102,094	74,849,608
Accumulated other comprehensive income	5,561,196	6,189,660	3,726,903	1,180,571	1,729,548
Treasury stock at cost—464,082 shares	(6,858,452)	(5,224,071)	(4,547,905)	(1,033,875)	(1,033,875)

Total shareholders' equity	131,562,013	116,656,854	111,457,298	107,784,380	104,685,233

Total liabilities and shareholders' equity	$1,399,354,580	$1,250,302,623	$1,206,440,241	$1,160,281,272	$1,109,863,882

Additional Deposit Information:
Month End Balances
Public Funds
Public DDA	$98,674,142	$120,728,488	$72,106,069	$79,385,509	$96,955,711
Public Savings	11,882,642	9,264,640	6,462,179	9,919,386	9,690,809
Public Time Deposits	13,719,686	18,175,554	25,822,979	31,749,806	35,696,833

Total Public Funds	$124,276,470	$148,168,682	$104,391,227	$121,054,701	$142,343,353

MAIN STREET BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

						Twelve Months Ended December 31
	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001
						2002	2001
INTEREST INCOME
Interest and fees on loans	$17,625,164	$17,361,867	$16,922,668	$16,569,933	$17,757,637	$68,479,632	$73,560,370
Interest bearing deposits in banks	(24,279)	9,696	6,705	32,411	30,594	24,533	142,320
Interest and dividends on investments	2,722,351	2,494,512	2,638,459	1,671,484	1,902,856	9,526,806	8,812,882
Interest on federal funds sold and other short-term investments	307,438	56,020	120,424	272,958	382,427	756,840	2,236,448

Total interest income	20,630,674	19,922,095	19,688,256	18,546,786	20,073,514	78,787,811	84,752,020

INTEREST EXPENSE
Interest on deposits	5,646,394	5,165,824	5,450,896	5,892,775	6,567,562	22,155,889	32,638,815
Interest on Federal Home Loan Bank advances	224,774	326,882	390,836	373,399	341,811	1,315,891	2,328,041
Interest on federal funds purchased and other short- term borrowings	429,027	483,437	376,678	12,962	15,769	1,302,104	189,495
Other interest expense	58,918	17,730	17,731	22,463	27,617	116,842	65,676

Total interest expense	6,359,113	5,993,873	6,236,141	6,301,599	6,952,759	24,890,726	35,222,027

NET INTEREST INCOME	14,271,561	13,928,222	13,452,115	12,245,187	13,120,755	53,897,085	49,529,993
PROVISION FOR LOAN LOSSES	1,727,000	217,000	1,434,000	625,000	920,000	4,003,000	2,306,000

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	12,544,561	13,711,222	12,018,115	11,620,187	12,200,755	49,894,085	47,223,993

NON-INTEREST INCOME
Service charges on deposit accounts	1,762,269	1,848,215	1,767,453	1,523,106	1,672,705	6,901,043	5,993,263
Gains on investment securities	130,310	—	—	—	—	130,310	22,191
(Losses) gains on sales of assets	(17,553)	(80,235)	59,639	500	(412)	(37,649)	59,812
Gains on sales of loans	87,747	124,659	84,111	296,781	137,986	593,298	545,668
Mortgage origination fees	823,554	710,705	586,844	454,919	709,586	2,576,022	2,130,011
Investment brokerage revenue	69,567	89,185	110,344	92,357	135,438	361,453	381,854
Insurance agency revenue	1,107,813	1,145,511	856,828	819,491	675,170	3,929,643	2,677,347
Other income	1,322,618	1,480,079	1,164,457	1,057,435	614,256	5,024,589	2,301,411

Total non-interest income	5,286,325	5,318,119	4,629,676	4,244,589	3,944,729	19,478,709	14,111,557

NON-INTEREST EXPENSE
Employee compensation	5,135,575	5,510,648	4,753,499	4,511,174	4,629,246	19,910,896	16,930,153
Employee benefits	917,070	820,555	655,496	854,269	699,375	3,247,390	2,699,905

Total personnel expense	6,052,645	6,331,203	5,408,995	5,365,443	5,328,621	23,158,286	19,630,058
Net occupancy and equipment expense	1,568,186	1,465,453	1,403,899	1,264,332	1,253,112	5,701,870	4,882,634
Professional services	485,609	550,522	359,192	294,751	463,736	1,690,074	1,738,105
Regulatory agency assessments	67,901	81,782	53,898	59,151	28,636	262,732	249,540
Amortization of intangibles	56,475	56,475	33,600	33,600	59,917	180,150	239,667
Merger and other onetime items	—	—	—	—	1,887,516	—	4,594,141
Other expense	1,668,056	3,053,432	2,113,252	2,045,636	2,166,026	8,880,376	8,154,099

Total non-interest expense	9,898,872	11,538,867	9,372,836	9,062,913	11,187,564	39,873,488	39,488,244

INCOME BEFORE INCOME TAXES	7,932,014	7,490,474	7,274,955	6,801,863	4,957,920	29,499,306	21,847,306
INCOME TAX EXPENSE	2,453,005	2,274,784	2,268,561	2,032,258	1,583,578	9,028,608	7,500,130

NET INCOME	$5,479,009	$5,215,690	$5,006,394	$4,769,605	$3,374,342	$20,470,698	$14,347,176

EARNINGS PER SHARE
Basic	$0.35	$0.33	$0.32	$0.30	$0.22	$1.30	$0.92
Diluted	$0.34	$0.32	$0.31	$0.29	$0.21	$1.26	$0.89
OPERATING EARNINGS PER SHARE *
Basic	$0.34	$0.33	$0.32	$0.30	$0.30	$1.30	$1.13
Diluted	$0.33	$0.32	$0.31	$0.29	$0.29	$1.26	$1.10
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	15,755,243	15,657,376	15,704,830	15,707,262	15,666,287	15,706,176	15,638,112
Diluted	16,173,200	16,123,745	16,239,426	16,203,064	16,142,072	16,186,149	16,109,472
CASH DIVIDENDS PER SHARE	$0.105	$0.105	$0.105	$0.105	$0.090	$0.420	$0.360

*
Excluding merger expense and other onetime items

MAIN STREET BANKS, INC. AND SUBSIDIARIES
SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
(Unaudited)

						Twelve Months Ended December 31
	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001
						2002	2001
INTEREST EARNING ASSETS
Loans**	7.78%	7.99%	7.96%	8.16%	8.61%	7.97%	9.45%
Investment securities	5.64%	4.95%	5.91%	6.22%	6.33%	5.61%	6.56%
Federal funds sold and other short term investments	1.58%	1.63%	1.58%	1.56%	1.90%	1.57%	3.60%
Total interest-earning assets	6.98%	7.30%	7.41%	7.45%	7.78%	7.28%	8.65%
INTEREST-BEARING LIABILITIES
Interest-bearing deposits
Interest checking and money market deposits	1.46%	1.16%	1.00%	1.06%	1.19%	1.19%	1.84%
Savings deposits	0.85%	0.90%	0.86%	1.00%	1.12%	0.90%	1.83%
Time deposits	3.38%	3.55%	3.94%	4.43%	4.95%	3.81%	5.81%
Total interest-bearing deposits	2.57%	2.66%	2.86%	3.13%	3.41%	2.80%	4.39%
Short-term borrowings	3.15%	3.40%	3.34%	5.90%	3.35%	3.35%	4.81%
Federal Home Loan Bank advances	1.78%	1.75%	2.07%	2.02%	2.43%	1.91%	4.44%
Total interest-bearing liabilities	2.57%	2.63%	2.82%	3.03%	3.34%	2.75%	4.39%
NET INTEREST SPREAD (tax equivalent)
Yield on earning assets less cost of interest bearing liabilities	4.42%	4.67%	4.59%	4.42%	4.43%	4.53%	4.25%
NET INTEREST MARGIN (tax equivalent)
Net interest income (tax equivalent) as a percentage of average earning assets	4.86%	5.13%	5.10%	4.95%	5.11%	5.01%	5.09%
COST OF FUNDS
Interest expense as a percentage of average interest-bearing liabilities plus interest-free funds	2.16%	2.21%	2.36%	2.55%	2.78%	2.31%	3.69%

*
Based on a 34% tax rate.

**
Net of unearned income, prior to deduction of reserve for loan losses and including loans accounted for on a non-accrual basis.

MAIN STREET BANKS, INC. AND SUBSIDIARIES
LOAN QUALITY
(Unaudited)

						Twelve Months Ended December 31
	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001
						2002	2001
RESERVE FOR POSSIBLE LOAN LOSSES
Reserve for loan losses at beginning of period *	$14,169,423	$12,746,608	$12,346,331	$12,017,448	$11,811,458	$12,017,448	$10,907,424
Provision for loan losses	1,727,000	217,000	1,434,000	625,000	920,000	4,003,000	2,452,000
Loans charged off during period	1,379,026	313,721	1,120,600	346,026	784,258	3,149,859	1,685,070
Recoveries on loans previously charged off	71,185	34,763	86,876	49,909	70,248	243,028	343,094
Net loans charged off during period	1,307,841	278,958	1,033,724	296,117	714,010	2,906,831	1,341,976
Reserve for loan losses at end of period	$14,588,582	$12,706,025	$12,746,608	$12,346,331	$12,017,448	$14,588,582	$12,017,448
Net annualized charge-offs as a percentage of average loans	0.58%	0.13%	0.49%	0.15%	0.35%	0.34%	0.17%
Gross annualized charge-offs as a percentage of average loans	0.61%	0.14%	0.53%	0.17%	0.38%	0.37%	0.22%
Recoveries as a percentage of gross charge-offs	5.16%	11.08%	7.75%	14.42%	8.96%	7.72%	20.36%
Reserve for loan losses as a percentage of loans, at end of period	1.48%	1.48%	1.48%	1.48%	1.48%	1.48%	1.48%
	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2001	December 31, 2001
NON-PERFORMING ASSETS
Loans accounted for on a non-accrual basis	$3,356,901	$3,262,024	$3,316,136	$3,395,862	$1,414,926
Restructured loans	—	—	—	—	—
Total non-performing loans	$3,356,901	$3,262,024	$3,316,136	$3,395,862	$1,414,926
Foreclosed assets and surplus property	815,880	2,311,200	1,656,210	1,732,377	1,309,523
Total non-performing assets	$4,172,781	$5,573,224	$4,972,346	$5,128,239	$2,724,449
Non-performing assets as a percentage of loans plus foreclosed assets and surplus property, at end of period	0.42%	0.65%	0.58%	0.61%	0.34%
Non-performing assets as a percentage of total assets, at end of period	0.30%	0.45%	0.41%	0.44%	0.25%
Reserve for loan losses as a percentage of non-performing assets, at end of period	349.61%	227.98%	256.35%	240.75%	441.10%
Loans 90 days past due and still accruing	$692,651	$2,482,945	$2,209,009	$948,104	$2,999,814
Loans 90 days past due and still accruing as a percentage of loans, at end of period	0.07%	0.29%	0.26%	0.11%	0.37%

*
Acquisiition of First National Bank of Johns Creek on 12/11/2002 included $1.4 million of reserves

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  Exhibit 99.1